UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 15, 2004

AMERICAN FORTUNE HOLDINGS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-30552 (Commission file Number)	13-4025362 (IRS Employer Identification No.)

515 Madison Avenue, Suite 2100, New York, NY (Address of Principal Executive Offices)		10022 (Zip Code)

Registrant’s telephone number, including area code (212) 755-3636

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Previous independent accountants.

         (i) On September 15, 2004, the Audit Committee of the Company’s Board of Directors dismissed Livingston, Wachtell & Co., LLP (“LW”) as the Company’s independent accountants.

         (ii) The audit report of LW on the consolidated financial statements of the Company as of December 31, 2002 and 2001 and for the two year period ended December 31, 2002 and for the period from April 19, 2000 (date of inception) through December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) All members of the Company’s Audit Committee participated in the meeting held on September 15, 2004 and unanimously approved the dismissal of LW.

         (iv) During the two most recent fiscal years and the subsequent interim period through September 15, 2004, there were no disagreements between the Company and LW as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LW, would have caused LW to make reference to the subject matter of the disagreement in their reports on the consolidated financial statements for such years to the subject matter of the disagreement. LW did not perform an audit of the Company’s financial statements for the fiscal year ended December 31, 2003, which was not due to any disagreements between the Company and LW as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         (v) A letter from LW is filed as Exhibit 16.1 to this Form 8-K. During the Company’s two most recent fiscal years ended December 31, 2003, and the subsequent interim period through September 15, 2004, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

(b) New independent accountants.

         (i) On September 15, 2004, the Company engaged Child, Sullivan & Company (“CS”) as its new independent accountants. The Company’s Audit Committee unanimously approved the engagement of CS at the Committee’s meeting held on September 15, 2004. In the Company’s two most recent fiscal years and any subsequent interim period through the date of the engagement, the Company has not consulted with CS regarding either:

         (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that CS concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

         (b) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

         Subsequent to its engagement, CS will perform an audit of the Company’s financial statements for the fiscal year ended December 31, 2003 and December 31, 2004.

Item 9. Financial Statements and Exhibits.

         The following exhibits are filed as part of this report:

Exhibit Number	Description

16.1	Letter from Livingston, Wachtell & Co, LLP dated September 13, 2005, regarding change in certifying accountant.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FORTUNE HOLDINGS CORPORATION By: /s/ Chen De Xing —————————————— Chen De Xing President

Dated: September 13, 2005